UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125

(Address of principal executive offices)

(408) 376-7008

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD.

Tender Results

On March 24, 2021, eBay Inc. (the “Company”) issued a press release announcing the results of its tender offer (the “Tender Offer”) to purchase for cash any and all of its $1,000,000,000 aggregate principal amount 2.60% Notes due 2022 (the “Notes”) that were validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time, on March 23, 2021 (the “Expiration Time”), as described in the Company’s offer to purchase, dated March 17, 2021 (the “Offer to Purchase”) and related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”).

According to information provided by D.F. King & Co., Inc., the information agent and tender agent for the Tender Offer, as of the Expiration Time, the Company had received tenders from holders of the Notes (“Holders”) of $394,400,000 in aggregate principal amount of the Notes, representing approximately 39.44% of the total outstanding principal amount of the Notes, excluding $1,337,000 aggregate principal amount of the Notes tendered pursuant to the Notice of Guaranteed Delivery.

The Company expects to make payment for all Notes validly tendered by the Expiration Time and accepted for purchase on March 24, 2021 (the “Settlement Date”) or, in the case of Notes tendered pursuant to the Notice of Guaranteed Delivery and purchased pursuant to the Offer to Purchase, on March 26, 2021 (the “Guaranteed Delivery Settlement Date”). The Company will also pay on the Settlement Date or the Guaranteed Delivery Settlement Date, as applicable, to the applicable Holders accrued and unpaid interest from the last interest payment date of the applicable Notes to, but not including, the Settlement Date.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated March 24, 2021 relating to the tender offer results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.
(Registrant)

Date: March 24, 2021	By:	/s/ Marc D. Rome
	Name:	Marc D. Rome
	Title:	Vice President, Deputy General Counsel & Assistant Secretary